UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                  000- 23365                 33-0840184
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On December 12, 2005, Refuel America, Inc., a wholly owned subsidiary of the Registrant, executed an Amendment to Contract of Sale (the "Amendment") to amend the Contract of Sale, entered into on September 29, 2005, with Crown Central LLC, pursuant to which Refuel America will purchase from Crown three parcels of land, along with fuel terminals located on such properties. Pursuant to the Amendment, Refuel America paid an additional deposit of $170,000 on an aggregate purchase price of $1,700,000 for all three parcels in exchange for an extension of the closing date of the purchase to January 15, 2006.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number                                 Description
--------------------------------------------------------------------------------
10.2 Amendment to Contract of Sale, dated December 9, 2005, by and among Crown Central LLC and ReFuel America, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWGEN TECHNOLOGIES, INC.

Dated: December 16, 2005                By: /s/ Bruce Wunner
                                            ------------------------------------
                                        Name:  Bruce Wunner
                                        Title: Chief Executive Officer


                                       2